UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2008

MATERIAL SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8803	95-2673173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 East Pratt Boulevard Elk Grove Village, Illinois	60007
(Address of Principal Executive Offices)	(Zip Code)

(847) 439-2210

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On April 11, 2008, Material Sciences Corporation (the “Company”) implemented the use of a new form of non-qualified stock option agreement approved by the Company’s Compensation, Organization and Corporate Governance Committee of the Board of Directors (the “Form Agreement”). The Form Agreement will be used to evidence the award of non-qualified stock options to the Company’s employees under the 1992 Omnibus Stock Awards Plan for Key Employees.

The Form Agreement provides for the grant of a non-qualified option to purchase a specified number of shares of Company common stock at a specified exercise price, which is set at the higher of (a) the average closing price of the Company’s common stock on the New York Stock Exchange for the five consecutive trading days immediately preceding the grant date, rounded up to the next highest full dollar amount, and (b) the closing price of the Company’s common stock on the last trading date before the grant date. Under the Form Agreement, the option becomes 50% vested on the three-year anniversary of the grant date. The remaining 50% becomes vested on the three-year anniversary of the grant date as long as the Company achieves its performance goals for the three-consecutive-fiscal year period beginning with the fiscal year in which the options are granted. In the event of the grantee’s death or disability (as defined in the Form Agreement) before the three-year anniversary of the grant date, the option will become (i) 50% vested as of the date of the grantee’s death or disability and (ii) vested in the remaining 50% to the extent the Company has satisfied its provisional strategic plan for the portion of the three-consecutive-fiscal year performance period ending on the date of the grantee’s employment termination due to death or disability.

The foregoing description of the Form Agreement is qualified in its entirety by the terms of the Form Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

10.1	Form of Non-Qualified Stock Option Agreement under the Company’s 1992 Omnibus Stock Awards Plan for Key Employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MATERIAL SCIENCES CORPORATION
(Registrant)

Date: April 11, 2008	By:	/s/ James M. Froisland
	Name:	James M. Froisland
	Title:	Senior Vice President, Chief Financial Officer, Chief Information Officer and Corporate Secretary.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

10.1	Form of Non-Qualified Stock Option Agreement under the Company’s 1992 Omnibus Stock Awards Plan for Key Employees.